SOUTHTRUST CORPORATION                                             EXHIBIT 99.2
CONSOLIDATED CONDENSED BALANCE SHEETS (UNAUDITED)
(Dollars in thousands)

                                                      SEPT 30,           Dec 31,           Sept 30,
                                                        2003              2002               2002
                                                  ---------------    ---------------    ---------------
ASSETS
  Cash and due from banks                         $       968,894    $     1,005,327    $     1,123,590
  Short-term investments:
    Federal funds sold and securities purchased
     under resale agreements                              353,270              6,638            230,049
    Interest-bearing deposits in other banks                6,762              4,574              5,318
    Trading securities                                    133,757             56,356             92,382
    Loans held for sale                                   788,659          1,134,013            785,230
                                                  ---------------    ---------------    ---------------

  Total short-term investments                          1,282,448          1,201,581          1,112,979
  Available-for-sale securities                        11,078,609         10,644,634         10,489,170
  Held-to-maturity securities                             244,549            368,791            407,458
  Loans                                                35,084,958         34,483,228         33,839,332
  Less:
    Unearned income                                       228,298            245,649            239,279
    Allowance for loan losses                             501,180            498,501            497,624
                                                  ---------------    ---------------    ---------------

  Net loans                                            34,355,480         33,739,078         33,102,429
  Premises and equipment, net                             928,310            918,962            912,473
  Due from customers on acceptances                             0                  0              3,300
  Goodwill and core deposit intangibles                   802,690            797,857            801,330
  Bank owned life insurance                             1,017,045            984,766            972,226
  Other assets                                            883,908            909,860            828,749
                                                  ---------------    ---------------    ---------------

  Total assets                                    $    51,561,933    $    50,570,856    $    49,753,704
                                                  ===============    ===============    ===============

LIABILITIES AND STOCKHOLDERS' EQUITY
  Deposits:
    Interest-bearing                              $    29,184,598    $    28,292,911    $    27,268,628
    Other                                               5,099,560          4,652,495          4,295,318
                                                  ---------------    ---------------    ---------------

  Total deposits                                       34,284,158         32,945,406         31,563,946
  Federal funds purchased and securities sold
   under agreements to repurchase                       5,565,471          4,756,286          5,492,668
  Other short-term borrowings                             107,468            509,658            468,621
  Bank acceptances outstanding                                  0                  0              3,300
  Federal Home Loan Bank advances                       3,595,849          4,470,944          4,470,975
  Long-term debt                                        2,717,291          2,181,894          2,185,136
  Other liabilities                                       910,703          1,079,087          1,034,786
                                                  ---------------    ---------------    ---------------

  Total liabilities                                    47,180,940         45,943,275         45,219,432
  Stockholders' equity:
    Common stock, par value $2.50 a share (1)             892,084            889,450            889,249
    Capital surplus                                       617,333            604,034            603,243
    Retained earnings                                   3,289,361          2,979,822          2,871,877
    Accumulated other comprehensive income                165,356            334,928            350,541
    Treasury stock, at cost (2)                          (583,141)          (180,653)          (180,638)
                                                  ---------------    ---------------    ---------------

  Total stockholders' equity                            4,380,993          4,627,581          4,534,272
                                                  ---------------    ---------------    ---------------

  Total liabilities and stockholders' equity      $    51,561,933    $    50,570,856    $    49,753,704
                                                  ===============    ===============    ===============

(1) Common shares authorized                        1,000,000,000      1,000,000,000      1,000,000,000
    Common shares issued                              356,833,561        355,779,957        355,699,454
(2) Treasury shares of common stock                    23,623,223          8,855,791          8,855,232

SOUTHTRUST CORPORATION
CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)
(Dollars in thousands, except per share data)


                                                                Three Months Ended                             Nine Months Ended
                                      -----------------------------------------------------------------   -------------------------
                                                       2003                              2002               SEPT 30       Sept 30
                                      -----------------------------------------------------------------
                                        SEPT 30       Jun 30        Mar 31        Dec 31      Sept 30         2003          2002
                                      -----------  -----------   -----------   -----------  -----------   -----------   -----------
Interest income
  Loans, including fees               $   419,865  $   437,425   $   445,189   $   470,874  $   487,019   $ 1,302,479   $ 1,482,557
  Available-for-sale securities           131,757      148,502       148,966       154,304      160,336       429,225       483,034
  Held-to-maturity securities               4,545        5,084         5,994         6,838        7,644        15,623        25,007
  Short-term investments                   16,986       15,109        14,446        14,926        9,740        46,541        27,871
                                      -----------  -----------   -----------   -----------  -----------   -----------   -----------

Total interest income                     573,153      606,120       614,595       646,942      664,739     1,793,868     2,018,469
                                      -----------  -----------   -----------   -----------  -----------   -----------   -----------

Interest expense
  Deposits                                103,413      116,901       121,701       132,220      142,962       342,015       464,037
  Short-term borrowings                    12,926       15,470        16,953        21,476       25,059        45,349        77,078
  FHLB advances                            33,824       40,502        45,301        49,058       50,392       119,627       153,574
  Long-term debt                           15,416       16,491        15,422        16,575       17,310        47,329        46,309
                                      -----------  -----------   -----------   -----------  -----------   -----------   -----------

Total interest expense                    165,579      189,364       199,377       219,329      235,723       554,320       740,998
                                      -----------  -----------   -----------   -----------  -----------   -----------   -----------

Net interest income                       407,574      416,756       415,218       427,613      429,016     1,239,548     1,277,471
  Provision for loan losses                30,000       30,300        29,400        34,000       36,354        89,700        92,732
                                      -----------  -----------   -----------   -----------  -----------   -----------   -----------
Net interest income after
     provision for loan losses            377,574      386,456       385,818       393,613      392,662     1,149,848     1,184,739

Non-interest income
  Service charges on deposit accounts      76,172       72,096        70,788        74,831       72,057       219,056       202,880
  Mortgage banking operations              22,931       26,655        19,378        23,114       17,201        68,964        43,587
  Bank card fees                           12,230       12,749        10,404        11,166       10,942        35,383        32,962
  Debit card fees                           9,948       11,305        10,463        10,538        9,870        31,716        28,154
  Trust fees                                8,674        8,630         7,423         8,757        8,501        24,727        25,422
  Investment fees                          17,010       18,878        16,151        15,094       15,822        52,039        44,370
  Other fees                               11,314       10,516        11,324        11,876        9,592        33,154        29,159
  Securities gains (losses)                 2,436       (1,379)       (1,096)           58         (813)          (39)        2,543
  Other                                    33,881       36,230        32,350        25,443       23,230       102,461        71,042
                                      -----------  -----------   -----------   -----------  -----------   -----------   -----------

Total non-interest income                 194,596      195,680       177,185       180,877      166,402       567,461       480,119
                                      -----------  -----------   -----------   -----------  -----------   -----------   -----------

Non-interest expense
  Salaries and employee benefits          194,526      199,324       194,414       190,684      186,379       588,264       551,927
  Net occupancy                            26,879       26,730        25,986        28,883       27,018        79,595        81,684
  Equipment                                16,156       16,268        15,935        18,155       17,131        48,359        50,375
  Intangible amortization                   3,254        3,389         3,388         3,422        3,671        10,031        10,819
  Other                                    71,569       78,648        72,258        86,574       81,767       222,475       254,328
                                      -----------  -----------   -----------   -----------  -----------   -----------   -----------

Total non-interest expense                312,384      324,359       311,981       327,718      315,966       948,724       949,133
                                      -----------  -----------   -----------   -----------  -----------   -----------   -----------

Income before income taxes                259,786      257,777       251,022       246,772      243,098       768,585       715,725
Income tax expense                         81,211       82,997        79,677        79,856       78,852       243,885       232,770
                                      -----------  -----------   -----------   -----------  -----------   -----------   -----------

Net income                            $   178,575  $   174,780   $   171,345   $   166,916  $   164,246   $   524,700   $   482,955
                                      ===========  ===========   ===========   ===========  ===========   ===========   ===========

Average shares outstanding -
  basic (in thousands)                    336,184      340,220       345,514       346,871      346,802       340,605       346,684
Average shares outstanding -
  diluted (in thousands)                  339,875      343,578       350,494       350,868      351,008       344,610       350,961
Net income per share - basic          $      0.53  $      0.51   $      0.50   $      0.48  $      0.47   $      1.54   $      1.39
Net income per share - diluted               0.53         0.51          0.49          0.48         0.47          1.52          1.38
Dividends declared per share                 0.21         0.21          0.21          0.17         0.17          0.63          0.51

SOUTHTRUST CORPORATION

AVERAGE BALANCES, INTEREST INCOME AND EXPENSE AND AVERAGE YIELDS EARNED AND RATES PAID
(Dollars in millions; yields on taxable equivalent basis)

                                                                                   Quarters Ended
                                           ----------------------------------------------------------------------------------------
                                                    SEPTEMBER 30, 2003                         June 30, 2003         March 31, 2003
                                           -------------------------------------   ------------------------------------------------
                                                                          (2)                                  (2)
                                             AVERAGE                     YIELD/      Average                  Yield/      Average
                                             BALANCE      INTEREST       RATE        Balance     Interest      Rate       Balance
                                           -----------    --------      -------    -----------   --------     ------  -------------
ASSETS
------
  Loans, net of unearned income            $  34,202.8    $  420.3         4.88%   $  34,405.1   $  437.8      5.10%  $  34,395.7
  Available-for-sale securities (1):
    Taxable                                    9,982.6       127.6         5.16       10,771.8      144.8      5.57      10,228.3
    Non-taxable                                  365.0         6.4         7.39          383.4        6.1      6.89         376.3
  Held-to-maturity securities:
    Taxable                                      231.7         4.1         7.10          255.6        4.9      7.65         299.6
    Non-taxable                                   23.9         0.6        10.15           30.9        0.4      5.55          38.7
  Short-term investments                       1,507.7        17.0         4.47        1,269.2       15.1      4.77       1,018.1
                                           -----------    --------        -----    -----------   --------      ----   -----------
  Total interest-earning assets (1)           46,313.7    $  576.0         4.95       47,116.0   $  609.1      5.23      46,356.7
  Allowance for loan losses                     (508.0)                                 (502.6)                            (501.0)
  Other assets                                 4,673.9                                 4,728.7                            4,638.2
                                           -----------    --------        -----    -----------   --------      ----   -----------
     Total assets                          $  50,479.6                             $  51,342.1                        $  50,493.9
                                           ===========    ========        =====    ===========   ========      ====   ===========

LIABILITIES AND STOCKHOLDERS' EQUITY
------------------------------------
  Savings deposits                         $   2,355.1    $    3.7         0.62%   $   2,333.9   $    4.1      0.70%  $   2,300.4
  Interest-bearing demand deposits             4,488.0         7.3         0.65        4,486.2        8.5      0.76       4,543.2
  Time deposits                               21,809.1        92.4         1.68       22,299.1      104.3      1.88      21,353.8
  Short-term borrowings                        5,411.8        12.9         0.95        5,212.0       15.5      1.19       5,571.1
  Federal Home Loan Bank advances              3,644.2        33.8         3.68        4,089.0       40.5      3.97       4,373.7
  Long-term debt                               2,530.3        15.4         2.42        2,470.6       16.5      2.68       2,251.8
                                           -----------    --------        -----    -----------   --------      ----   -----------
  Total interest-bearing liabilities          40,238.5       165.5         1.63       40,890.8      189.4      1.86      40,394.0
  Non-interest bearing demand deposits         4,825.4                                 4,761.0                            4,392.3
  Other liabilities                            1,057.5                                 1,177.3                            1,120.0
                                           -----------    --------        -----    -----------   --------      ----   -----------
  Total liabilities                           46,121.4                                46,829.1                           45,906.3
  Stockholders' Equity                         4,358.2                                 4,513.0                            4,587.6
                                           -----------    --------        -----    -----------   --------      ----   -----------
  Total liabilities and stockholders'
   equity                                  $  50,479.6                             $  51,342.1                        $  50,493.9
                                           ===========    ========        =====    ===========   ========      ====   ===========
Net interest income                                       $  410.5                               $  419.7
                                           ===========    ========        =====    ===========   ========      ====   ===========
Net interest margin (1)                                                    3.53%                               3.60%
                                           ===========    ========        =====    ===========   ========      ====   ===========
Net interest spread (1)                                                    3.32%                               3.37%
                                           ===========    ========        =====    ===========   ========      ====   ===========

                                                                                Quarters Ended
                                          -------------------------------------------------------------------------------------
                                             March 31, 2003            December 31, 2002                September 30, 2002
                                          ---------------------  -------------------------------  ------------------------------
                                                           (2)                             (2)                             (2)
                                                         Yield/    Average                Yield/   Average                Yield/
                                          Interest        Rate     Balance    Interest     Rate    Balance    Interest     Rate
                                          --------       ------  -----------  --------    ------  ----------   -------    -------
ASSETS
------
  Loans, net of unearned income           $  445.6        5.25%  $  33,890.6  $  471.5     5.52%  $ 33,314.6   $ 487.5     5.81%
  Available-for-sale securities (1):
    Taxable                                  144.6        5.96       9,995.4     150.3     6.20     10,007.1     156.8     6.46
    Non-taxable                                6.6        7.50         374.7       6.1     6.89        370.4       5.7     6.39
  Held-to-maturity securities:
    Taxable                                    5.3        7.23         342.7       6.1     7.08        375.2       6.9     7.30
    Non-taxable                                0.9        9.29          42.0       1.0     9.19         44.9       1.0     8.96
  Short-term investments                      14.5        5.75       1,097.8      14.9     5.39        667.1       9.7     5.79
                                          --------        ----   -----------  --------     ----   ----------   -------     ----
  Total interest-earning assets (1)       $  617.5        5.45      45,743.2  $  649.9     5.69     44,779.3   $ 667.6     5.97
  Allowance for loan losses                                           (498.1)                         (490.4)
  Other assets                                                       4,556.3                         4,349.9
                                          --------        ----   -----------  --------     ----   ----------   -------     ----
  Total assets                                                   $  49,801.4                      $ 48,638.8
                                          ========        ====   ===========  ========     ====   ==========   =======     ====

LIABILITIES AND STOCKHOLDERS' EQUITY
------------------------------------
  Savings deposits                        $    4.2        0.74%  $   2,337.1  $    5.5     0.94%  $  2,332.2   $   7.3     1.24%
  Interest-bearing demand deposits             9.6        0.86       4,421.3      10.6     0.95      4,012.6      10.5     1.04
  Time deposits                              107.9        2.05      20,515.9     116.1     2.24     20,390.9     125.2     2.44
  Short-term borrowings                       17.0        1.23       5,852.3      21.5     1.46      5,701.3      25.0     1.74
  Federal Home Loan Bank advances             45.3        4.20       4,470.9      49.0     4.35      4,447.1      50.4     4.50
  Long-term debt                              15.4        2.78       2,185.1      16.6     3.01      2,164.8      17.3     3.17
                                          --------        ----   -----------  --------     ----   ----------   -------     ----
  Total interest-bearing liabilities         199.4        2.00      39,782.6     219.3     2.19     39,048.9     235.7     2.39
  Non-interest bearing demand deposits                               4,353.2                         4,201.6
  Other liabilities                                                  1,106.3                           959.8
                                          --------        ----   -----------  --------     ----   ----------   -------     ----
  Total liabilities                                                 45,242.1                        44,210.3
  Stockholders' Equity                                               4,559.3                         4,428.5
                                          --------        ----   -----------  --------     ----   ----------   -------     ----
  Total liabilities and
    stockholders' equity                                         $  49,801.4                      $ 48,638.8
                                          ========        ====   ===========  ========    =====   ==========   =======     ====
Net interest income                       $  418.1                            $  430.6                         $ 431.9
                                          ========        ====   ===========  ========    =====   ==========   =======     ====
Net interest margin (1)                                   3.69%                           3.77%                            3.86%
                                          ========        ====   ===========  ========    =====   ==========   =======     ====
Net interest spread (1)                                   3.45%                           3.50%                            3.58%
                                          ========        ====   ===========  ========    =====   ==========   =======     ====

(1) Yields were calculated using the average amortized cost of the underlying assets.

(2)      All yields and rates are presented on an annualized basis.

SOUTHTRUST CORPORATION
LOAN PORTFOLIO
(Dollars in millions)

                                                                               Quarters Ended
                                             ---------------------------------------------------------------------------
                                                                 2003                                     2002
                                             -------------------------------------------     ---------------------------
                                               SEPT 30          Jun 30          Mar 31          Dec 31          Sept 30
                                             -----------     -----------     -----------     -----------     -----------
Commercial, financial and agricultural       $  12,585.1     $  12,636.8     $  12,664.3     $  12,592.7     $  12,357.3
Real estate construction                         5,667.6         5,353.7         5,355.6         5,215.4         4,929.2
Commercial real estate mortgage                  7,425.1         7,253.8         7,345.5         7,303.4         7,212.3
Residential real estate mortgage                 6,336.8         6,178.6         6,160.5         6,123.1         6,021.7
Loans to individuals                             1,683.9         1,724.2         1,775.8         1,869.5         1,935.0
Lease financing:
   Commercial leases                               664.5           654.6           661.9           681.0           661.1
   Auto leases                                     722.0           728.6           714.0           698.1           722.7
                                             -----------     -----------     -----------     -----------     -----------
                                                35,085.0        34,530.3        34,677.6        34,483.2        33,839.3
Unearned income                                   (228.3)         (233.2)         (237.2)         (245.6)         (239.3)
                                             -----------     -----------     -----------     -----------     -----------

   Loans, net of unearned income                34,856.7        34,297.1        34,440.4        34,237.6        33,600.0

Allowance for loan losses                         (501.2)         (501.1)         (499.5)         (498.5)         (497.6)
                                             -----------     -----------     -----------     -----------     -----------
   Net loans                                 $  34,355.5     $  33,796.0     $  33,940.9     $  33,739.1     $  33,102.4
                                             ===========     ===========     ===========     ===========     ===========

PERCENT MIX OF LOANS
--------------------
  Commercial, financial and agricultural            35.9%           36.6%           36.5%           36.5%           36.5%
  Real estate construction                          16.1            15.5            15.4            15.1            14.6
  Commercial real estate mortgage                   21.2            21.0            21.2            21.2            21.3
  Residential real estate mortgage                  18.1            17.9            17.8            17.8            17.8
  Loans to individuals                               4.8             5.0             5.1             5.4             5.7
  Lease financing:
   Commercial leases                                 1.9             1.9             1.9             2.0             2.0
   Auto leases                                       2.0             2.1             2.1             2.0             2.1
                                             -----------     -----------     -----------     -----------     -----------
  Total                                            100.0%          100.0%          100.0%          100.0%          100.0%

ALLOWANCE FOR LOAN LOSSES
(Dollars in thousands)

                                                                              Quarters Ended
                                                      --------------------------------------------------------------------
                                                                       2003                                  2002
                                                      --------------------------------------------------------------------
                                                      SEPT 30         Jun 30         Mar 31         Dec 31         Sept 30
                                                      --------       --------       --------       --------       --------
Balance beginning of quarter                          $501,068       $499,452       $498,501       $497,624       $488,340
Total charge-offs                                       34,379         33,988         33,662         37,610         29,748
Total recoveries                                         4,491          3,764          5,213          4,487          2,678
                                                      --------       --------       --------       --------       --------

   Net loans charged-off                                29,888         30,224         28,449         33,123         27,070
Additions to allowance charged to expense               30,000         30,300         29,400         34,000         36,354
Subsidiaries' allowance at date of purchase                  0          1,540              0              0              0
                                                      --------       --------       --------       --------       --------

Balance at end of quarter                             $501,180       $501,068       $499,452       $498,501       $497,624
                                                      ========       ========       ========       ========       ========

Ratios:
  Allowance to net loans outstanding                      1.44%          1.46%          1.45%          1.46%          1.48%
  Net loans charged-off to net average loans              0.35           0.35           0.34           0.39           0.32
  Provision for loan losses to net charge-offs          100.37         100.25         103.34         102.65         134.30
  Provision for loan losses to net average loans          0.35           0.35           0.35           0.40           0.43

SOUTHTRUST CORPORATION
NON-PERFORMING ASSETS
(Dollars in millions)

                                                                                Quarters Ended
                                                  ---------------------------------------------------------------------
                                                                   2003                                  2002
                                                  ---------------------------------------------------------------------
                                                   SEPT 30         Jun 30        Mar 31          Dec 31        Sept 30
                                                  ---------      ---------      ---------      ---------      ---------
Non-accrual loans                                 $   189.8      $   194.2      $   189.2      $   175.5      $   176.6
Restructured loans                                      0.0            0.0            0.0            0.0            0.0
                                                  ---------      ---------      ---------      ---------      ---------

   Total non-performing loans                         189.8          194.2          189.2          175.5          176.6
Other real estate owned                                42.2           45.6           51.4           55.1           65.5
Other repossessed assets                                1.0            1.4            5.5            6.6            9.2
                                                  ---------      ---------      ---------      ---------      ---------

   Total non-performing assets                        233.0          241.2          246.1          237.2          251.3
Accruing loans past due 90 days or more                91.1           82.1           84.2           72.6           76.3
                                                  ---------      ---------      ---------      ---------      ---------
   Total non-performing assets and accruing
     loans 90 days or more past due               $   324.1      $   323.3      $   330.3      $   309.8      $   327.6
                                                  =========      =========      =========      =========      =========

Ratios:
  Non-performing loans to total loans                   0.54%          0.57%          0.55%          0.51%          0.53%
  Non-performing assets to total loans
    plus other non-performing assets                    0.67           0.70           0.71           0.69           0.75
  Non-performing assets and accruing loans
    90 days or more past due to total loans
    plus other non-performing assets                    0.93           0.94           0.96           0.90           0.97
  Allowance to non-performing loans                   264.08         257.98         264.05         284.06         281.75

STOCKHOLDERS' EQUITY AND REGULATORY CAPITAL
(Dollars in thousands)

                                                                                  Quarters Ended
                                               ------------------------------------------------------------------------------------
                                                                     2003                                         2002
                                               ------------------------------------------------------------------------------------
                                                 SEPT 30            Jun 30            Mar 31            Dec 31           Sept 30
                                               -----------       -----------       -----------       -----------       -----------
Beginning stockholders' equity                 $ 4,496,879       $ 4,523,066       $ 4,627,581       $ 4,534,272       $ 4,322,614
  Net income                                       178,575           174,780           171,345           166,916           164,246
  Dividends declared                               (70,812)          (71,495)          (72,854)          (58,971)          (58,993)
  Common stock issued                                1,327             2,816            11,790               992               786
  Common stock repurchased                        (127,225)         (124,967)         (150,296)              (15)             (379)
  Other comprehensive income                       (97,751)           (7,321)          (64,500)          (15,613)          105,998
                                               -----------       -----------       -----------       -----------       -----------

Ending stockholders' equity                    $ 4,380,993       $ 4,496,879       $ 4,523,066       $ 4,627,581       $ 4,534,272
                                               ===========       ===========       ===========       ===========       ===========


Accumulated other comprehensive income         $   165,356       $   263,107       $   270,428       $   334,928       $   350,541

Book value per share                                 13.15             13.32             13.23             13.34             13.07

Tier 1 Capital ratio *                                7.79%             7.88%             8.12%             8.15%             8.13%

Supplemental elements *                               3.03              3.17              3.32              2.94              3.03

Total risk based capital ratio *                     10.82             11.05             11.44             11.09             11.16

Leverage ratio                                        6.87              6.78              6.96              7.13              7.07

Total equity as a percentage of total assets          8.50              8.70              8.81              9.15              9.11

* Note-Current quarter capital ratios are estimates